Exhibit 99.1
Aerohive Networks™ Reports Q3 2018 Results, With Record EPS and Subscription and Support Revenue
MILPITAS, CA — October 31, 2018 — Aerohive Networks (NYSE: HIVE), a Cloud Networking Leader, today announced financial results for its third quarter ended September 30, 2018.
"Today we reported financially strong third quarter results with record subscription and support revenue and gross margins, as well as record high EPS and deferred revenue,” stated David Flynn, President and Chief Executive Officer. “These results demonstrate our progress moving to a SaaS-like business model and underscore our focus on profitability. We are pleased to return to growth in the second half, and while we are not yet seeing the growth levels that we aspire to, we are encouraged that our improved product offerings are bringing us into more large opportunities, suggesting progress toward our long-term goals."
Financial Summary
Total revenue for the third quarter of fiscal year 2018 was $40.6 million, compared with $39.3 million for the third quarter of 2017. Subscription and support revenue was $11.7 million, or 29% of total revenue, for the third quarter of fiscal year 2018, compared with $10.1 million, or 26% of total revenue, for the third quarter of 2017.
On a GAAP basis, net loss was $2.4 million for the third quarter of fiscal year 2018, compared with a net loss of $5.1 million for the third quarter of 2017. GAAP gross margin was 65.6% for the third quarter of fiscal year 2018, compared with 66.6% for the third quarter of 2017.
On a non-GAAP basis, net income was $1.5 million for the third quarter of fiscal year 2018, compared with a net loss of $0.1 million for the third quarter of 2017. Non-GAAP gross margin was 66.1% for the third quarter of fiscal year 2018, compared with 67.5% for the third quarter of 2017.
New Accounting Standard
The Company adopted, effective January 1, 2018, ASC 606, the new accounting standard related to revenue recognition. The Company has adjusted prior-period information to reflect the adoption of this new standard.
Conference Call Information
Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its third quarter 2018 results and outlook for its fourth quarter of fiscal year 2018 at 2:00 pm Pacific Time today, October 31, 2018. The call may be accessed by dialing 323-794-2093 and providing the passcode 4522956. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.
Safe Harbor Statement
This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including sales execution issues, our ability to deliver innovative solutions as a full-stack cloud networking company, and our ability to strengthen our financial position. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to resolve challenges related to sales execution and improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive® products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.
Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures
Aerohive’s results for its third quarter of fiscal year 2018 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.
The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation and restructuring.
The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although investors frequently use non-GAAP financial measures in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•
although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and the non-GAAP measures do not reflect any future cash requirement for such replacements;

•
excluding certain expenses associated with litigation in the quarter or fiscal year does not reflect the impact on our ongoing operations over these periods of the cash requirement to defend such or other litigation;

•
restructuring charges excluded in the quarter or fiscal year primarily relate to employee termination costs and benefits and do not reflect the cash requirement relating to the costs associated with such restructuring; and

•
other companies, including companies in our industry, may not exclude these as non-GAAP financial measures or may include them but calculate them differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.
We have provided a description of these non-GAAP financial measures and a reconciliation of the Company's historical non-GAAP financial measures to their most-directly comparable GAAP measures in the financial statement tables included in this press release, and we encourage investors to review the reconciliation.
A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that we exclude from these non-GAAP measures.

About Aerohive Networks
Aerohive uses Cloud Management, Machine Learning, and Artificial Intelligence to radically simplify and secure the Access Network. Our Cloud-Managed Wireless, Switching, Routing, and Security technologies provide unrivalled flexibility in deployment, management, and licensing. Credited with pioneering Controller-less Wi-Fi and Cloud Management, Aerohive delivers continuous innovation at Cloud-speed that constantly challenges the industry norm, allowing customers to rethink what's possible. Our innovations and global cloud footprint radically simplify Access Network operation for 30,000+ customers and 10+ million daily users. See how at www.aerohive.com/customers.
Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, or become a fan on our Facebook page.
“Aerohive” is a registered trademark and "Aerohive Networks" is a trademark of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.
Investor Relations Contact:
Jessica Stancil
The Blueshirt Group
(408) 769-6720
ir@aerohive.com

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Revenue:		(As Adjusted*)		(As Adjusted*)
Product	$28,817	$29,162	$83,151	$88,234
Subscription and support	11,735	10,139	33,643	29,597
Total revenue	40,552	39,301	116,794	117,831
Cost of revenue (1):
Product	10,595	9,880	29,645	29,165
Subscription and support	3,344	3,244	10,131	9,573
Total cost of revenue	13,939	13,124	39,776	38,738
Gross profit	26,613	26,177	77,018	79,093
Operating expenses:
Research and development (1)	8,529	9,260	26,389	28,032
Sales and marketing (1)	15,449	16,153	46,850	51,001
General and administrative (1)	5,243	5,700	16,469	17,486
Total operating expenses	29,221	31,113	89,708	96,519
Operating loss	(2,608)	(4,936)	(12,690)	(17,426)
Interest income	437	180	1,063	484
Interest expense	(196)	(135)	(543)	(412)
Other expense, net	(6)	(90)	(210)	(268)
Loss before income taxes	(2,373)	(4,981)	(12,380)	(17,622)
Provision for income taxes	60	75	202	369
Net loss	$(2,433)	$(5,056)	$(12,582)	$(17,991)
Net loss per share, basic and diluted	$(0.04)	$(0.09)	$(0.23)	$(0.34)
Weighted-average shares used in computing net loss per share, basic and diluted	55,381,268	53,683,727	54,851,435	53,070,863

(1) Includes stock-based compensation as follows:
Cost of revenue	$170	$313	$672	$860
Research and development	1,094	1,329	3,108	3,082
Sales and marketing	1,152	1,566	3,259	4,361
General and administrative	1,415	1,756	4,047	4,658
Total stock-based compensation	$3,831	$4,964	$11,086	$12,961

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Balance Sheets
(unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2018	2017
ASSETS		(As Adjusted*)
CURRENT ASSETS:
Cash and cash equivalents	$32,473	$27,249
Short-term investments	62,270	57,675
Accounts receivable, net	14,810	17,662
Inventories	13,690	13,495
Prepaid expenses and other current assets	6,430	6,396
Total current assets	129,673	122,477
Property and equipment, net	6,529	6,381
Goodwill	513	513
Other assets	5,244	4,900
Total assets	$141,959	$134,271
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$15,117	$11,946
Accrued liabilities	8,568	8,602
Debt, current	20,000	—
Deferred revenue, current	38,183	33,279
Total current liabilities	81,868	53,827
Debt, non-current	—	20,000
Deferred revenue, non-current	37,642	33,761
Other liabilities	1,612	1,769
Total liabilities	121,122	109,357
Stockholders’ equity:
Preferred stock	—	—
Common stock	56	55
Additional paid–in capital	289,383	278,528
Treasury stock	(8,572)	(6,216)
Accumulated other comprehensive loss	(25)	(30)
Accumulated deficit	(260,005)	(247,423)
Total stockholders’ equity	20,837	24,914
Total liabilities and stockholders’ equity	$141,959	$134,271

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Nine Months Ended September 30,
	2018	2017
Cash flows from operating activities		(As Adjusted*)
Net loss	$(12,582)	$(17,991)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,277	2,371
Stock-based compensation	11,086	12,961
Other	(494)	(45)
Changes in operating assets and liabilities:
Accounts receivable, net	2,852	9,004
Inventories	(195)	(577)
Prepaid expenses and other current assets	(34)	(1,054)
Other assets	(344)	(183)
Accounts payable	2,874	(911)
Accrued liabilities	(30)	(329)
Other liabilities	(20)	93
Deferred revenue	8,785	4,476
Net cash provided by operating activities	14,175	7,815
Cash flows from investing activities
Purchases of property and equipment	(2,129)	(510)
Maturities of short-term investments	60,551	29,600
Purchases of short-term investments	(64,647)	(36,189)
Net cash used in investing activities	(6,225)	(7,099)
Cash flows from financing activities
Proceeds from exercise of vested stock options and employee stock purchase plan	1,659	3,113
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(1,888)	(1,070)
Payment to repurchase common stock	(2,356)	(3,030)
Payment on capital lease obligations	(141)	(126)
Net cash used in financing activities	(2,726)	(1,113)
Net increase (decrease) in cash and cash equivalents	5,224	(397)
Cash and cash equivalents at beginning of period	27,249	34,346
Cash and cash equivalents at end of period	$32,473	$33,949

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$26,613	65.6%	$26,177	66.6%	$77,018	65.9%	$79,093	67.1%
Stock-based compensation	170	0.4%	313	0.8%	672	0.6%	860	0.8%
Amortization of internal-use software	35	0.1%	35	0.1%	105	0.1%	105	0.1%
Restructuring charges	—	—%	—	—%	—	—%	51	—%
Non-GAAP gross profit	$26,818	66.1%	$26,525	67.5%	$77,795	66.6%	$80,109	68.0%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$18,222	63.2%	$19,282	66.1%	$53,506	64.3%	$59,069	66.9%
Stock-based compensation	28	0.1%	62	0.2%	90	0.2%	165	0.2%
Restructuring charges	—	—%	—	—%	—	—%	51	0.1%
Non-GAAP product gross margin	$18,250	63.3%	$19,344	66.3%	$53,596	64.5%	$59,285	67.2%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support gross margin	$8,391	71.5%	$6,895	68.0%	$23,512	69.9%	$20,024	67.7%
Stock-based compensation	142	1.2%	251	2.5%	582	1.7%	695	2.3%
Amortization of internal-use software	35	0.3%	35	0.3%	105	0.3%	105	0.4%
Non-GAAP subscription and support gross margin	$8,568	73.0%	$7,181	70.8%	$24,199	71.9%	$20,824	70.4%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(2,608)	(6.4)%	$(4,936)	(12.6)%	$(12,690)	(10.9)%	$(17,426)	(14.8)%
Stock-based compensation	3,831	9.4%	4,964	12.7%	11,086	9.5%	12,961	11.0%
Amortization of internal-use software	35	0.1%	35	0.1%	105	0.1%	105	0.1%
Restructuring charges	—	—%	—	—%	—	—%	1,327	1.1%
Charges related to securities litigation	45	0.1%	—	—%	198	0.2%	—	—%
Non-GAAP operating income (loss)	$1,303	3.2%	$63	0.2%	$(1,301)	(1.1)%	$(3,033)	(2.6)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(2,433)	$(0.04)	$(5,056)	$(0.09)	$(12,582)	$(0.23)	$(17,991)	$(0.34)
Stock-based compensation	3,831	0.07	4,964	0.09	11,086	0.21	12,961	0.24
Amortization of internal-use software	35	—	35	—	105	—	105	—
Restructuring charges	—	—	—	—	—	—	1,327	0.03
Charges related to securities litigation	45	—	—	—	198	—	—	—
Non-GAAP net income (loss), basic and diluted	$1,478	$0.03	$(57)	$0.00	$(1,193)	$(0.02)	$(3,598)	$(0.07)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net income (loss) per share, basic	55,381,268		53,683,727		54,851,435		53,070,863
Weighted average shares used in computing net income (loss) per share, diluted	56,807,296		53,683,727		54,851,435		53,070,863

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.

AEROHIVE NETWORKS, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2018		2017		2018		2017
			(As Adjusted*)				(As Adjusted*)
	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$8,529	21.0%	$9,260	23.6%	$26,389	22.6%	28,032	23.8%
Stock-based compensation	(1,094)	(2.7)%	(1,329)	(3.4)%	(3,108)	(2.7)%	(3,082)	(2.6)%
Restructuring charges	—	—%	—	—%	—	—%	(838)	(0.7)%
Non-GAAP research and development	$7,435	18.3%	$7,931	20.2%	$23,281	19.9%	$24,112	20.5%

GAAP sales and marketing	$15,449	38.1%	$16,153	41.1%	$46,850	40.1%	$51,001	43.3%
Stock-based compensation	(1,152)	(2.8)%	(1,566)	(4.0)%	(3,259)	(2.8)%	(4,361)	(3.7)%
Restructuring charges	—	—%	—	—%	—	—%	(243)	(0.2)%
Non-GAAP sales and marketing	$14,297	35.3%	$14,587	37.1%	$43,591	37.3%	$46,397	39.4%

GAAP general and administrative	$5,243	12.9%	$5,700	14.5%	$16,469	14.1%	$17,486	14.8%
Stock-based compensation	(1,415)	(3.5)%	(1,756)	(4.5)%	(4,047)	(3.5)%	(4,658)	(4.0)%
Restructuring charges	—	—%	—	—%	—	—%	(195)	(0.1)%
Charges related to securities litigation	(45)	(0.1)%	—	—%	(198)	(0.1)%	—	—%
Non-GAAP general and administrative	$3,783	9.3%	$3,944	10.0%	$12,224	10.5%	$12,633	10.7%

GAAP operating expenses	$29,221	72.1%	$31,113	79.2%	$89,708	76.8%	$96,519	81.9%
Stock-based compensation	(3,661)	(9.1)%	(4,651)	(11.9)%	(10,414)	(8.9)%	(12,101)	(10.2)%
Restructuring charges	—	—%	—	—%	—	—%	(1,276)	(1.1)%
Charges related to securities litigation	(45)	(0.1)%	—	—%	(198)	(0.2)%	—	—%
Non-GAAP operating expenses	$25,515	62.9%	$26,462	67.3%	$79,096	67.7%	$83,142	70.6%

* The Company has adjusted certain amounts for the retrospective change in accounting policy for revenue recognition.